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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549

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                                    FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

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Date of Report (Date of earliest event reported): May 18, 1998




                            GIGA-TRONICS INCORPORATED
               (Exact Name of Registrant as Specified in Charter)


         CALIFORNIA                   0-12719                  94-2656341
(State or Other Jurisdiction      (Commission File          (I.R.S. Employer
     of Incorporation )               Number)            Identification Number)


                             4650 NORRIS CANYON ROAD
                           SAN RAMON, CALIFORNIA 94583
               (Address of Principal Executive Offices) (Zip Code)


Registrant's telephone number, including area code: (510) 328-4650

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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated as of June 1, 1998.

                                       GIGA-TRONICS INCORPORATED


                                       By:  /s/ Mark H. Cosmez II
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                                            Mark H. Cosmez II
                                            Vice President, Finance/Chief
                                            Financial Officer